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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2012 through November 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                     Pioneer Select
                     Mid Cap Growth Fund

                     (Formerly Pioneer Growth Opportunities Fund.
                     See "Note to Shareholders" on page 8 for more information.)

--------------------------------------------------------------------------------
                     Annual Report | November 30, 2013
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A     PGOFX
                     Class B     GOFBX
                     Class C     GOFCX
                     Class R     PGRRX
                     Class Y     GROYX

                     [LOGO] PIONEER
                            Investments(R)
                 visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          28

Notes to Financial Statements                                                 37

Report of Independent Registered Public Accounting Firm                       45

Approval of Investment Advisory Agreement                                     46

Trustees, Officers and Service Providers                                      50

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into 2014, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet, but announced later in the year that it would, in fact, begin tapering QE. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to diffuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of the uncertainty caused by the constant, politically motived bickering over the nation's fiscal policies.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the new year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook in 2014.

*   Dividends are not guaranteed.

2 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during much of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 3

Portfolio Management Discussion | 11/30/13

Pioneer Select Mid Cap Growth Fund outperformed both its Lipper and Morningstar peers as well as its benchmark during the 12-month period ended November 30, 2013. The 12-month period featured generally strong equity performance. In the following interview, Ken Winston reviews the investment background and details some of the decisions that drove Fund performance during the period. Mr. Winston, a vice president and portfolio manager at Pioneer, heads the Fund's management team, which also includes Shaji John, a vice president and portfolio manager at Pioneer, and Jon Stephenson, a vice president and portfolio manager at Pioneer. Mr. Winston, Mr. John and Mr. Stephenson are responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for equities during the twelve-month period ended November 30, 2013?

A Economic output in the U.S. continued to grow during the 12-month period despite formidable headwinds. Among the headwinds were political posturing in Washington, D.C., over the nation's fiscal policy and debt ceiling that had some in the markets fearing a possible default on U.S. government debt, gradual spending cuts to the U.S. budget that took place throughout the Fund's fiscal year ("sequestration"), and the mid-October shutdown of the Federal government. Higher tax rates and the possibility that the Federal Reserve (the Fed) would slow or "taper" its quantitative easing program added to investors' concerns, with the tapering talk leading to a summer spike in market interest rates. Nevertheless, low inflation, generally low interest rates (despite their mid-year advance) and expanding corporate earnings made equities appealing enough to draw investors into the stock market. Better employment data and the ongoing recovery in the housing market also inspired investors to add to their stock portfolios. Earnings growth slowed somewhat in the latter part of the 12-month period, but stock prices still forged ahead as market participants were willing to pay more in terms of valuations as they pursued potential growth.

Q How did the Fund perform in that environment during the 12-month period ended November 30, 2013?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 36.96% at net asset value during the 12 month-period ended November 30, 2013, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 33.91%. During the same period, the average return of the

4 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

    377 mutual funds in Lipper's Mid Cap Growth Funds category was 33.29%, and the average return of the 705 mutual funds in Morningstar's Mid Cap Growth Funds category was 32.91%.

Q Which of the Fund's holdings or investment strategies had beneficial effects on benchmark-relative performance during the 12-month period ended November 30, 2013?

A Nearly all of the Fund's outperformance of the benchmark Russell Index derived from successful stock selection. With regard to sector allocation, the Fund's benchmark-relative results were held back by an underweight to the strong consumer discretionary sector, and an overweight to information technology, a sector which underperformed during the period. The negative effects of those two sectors on benchmark-relative performance were largely offset by the Fund's overweight stance in the strong health care and energy sectors. Overall, however, sector allocation effects on benchmark-relative performance during the full 12-month period were minor.

    With regard to stock selection, the Fund's holding of consumer staples stock Green Mountain Coffee Roasters, makers of Keurig brand single-cup coffee systems, continued to surpass market expectations for earnings and cash flow during the period. Green Mountain's agreement to supply coffee pods to Starbucks and Dunkin Donuts is proving very beneficial, and some of the company's competitive threats have faded.

    In health care, the Fund's shares of NPS Pharmaceuticals, a global company with two key drugs focused on rare disorders, was a solid contributor to relative returns during the 12-month period. The shares benefited from three key factors in 2013. First, NPS successfully launched Gattex, a drug approved for the treatment of short bowel syndrome, a condition that occurs when parts of the large intestine are missing, most frequently due to surgery. Second, NPS finalized the submission of its drug Natpara, which treats hypoparathyroidism, an orphan disorder marked by imbalances in calcium homeostasis. Lastly, the company's performance benefited from its agreement to regain ex-U.S. marketing rights for both Gattex and Natpara from its partner, in exchange for a modest equity investment. Another strong contributor to the Fund's benchmark-relative returns in the health care sector was Salix Pharmaceuticals, which focuses on treatments for gastrointestinal disorders. Salix's shares traded at an inexpensive valuation early in 2013, as investors had written off the company's key drug pipeline initiatives. During the year, however, Salix demonstrated stronger-than-expected results for its core drug, Xifaxan, which is used primarily to treat

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 5 hepatic encephalopathy (a worsening of brain function caused by liver dysfunction). Salix also announced an accretive acquisition near the end of 2013 that implied significant upward bias to the company's long-term earnings potential.

    In information technology, the portfolio's position in Costar, a leading information provider to the commercial real estate industry, also contributed to the Fund's benchmark-relative returns during the period. Costar has built a proprietary database that catalogs the entire commercial real estate market. Primarily of interest to commercial brokers, the data are now used by investors, lenders, appraisers, and others. The company also acquired Loopnet, an Internet-based competitor, a move that has given Costar access to new market opportunities. In consumer discretionary, the portfolio's position in Lear, a major supplier of automotive seats and electrical systems, gained market share amid industry consolidation during the period, and the company's share price rose accordingly. We believe that Lear will benefit further as the European auto industry, which has lagged its U.S. counterpart, begins to recover, as roughly 40% of Lear's business comes from Europe.

Q Which of the Fund's holdings detracted from benchmark-relative results during the 12-month period ended November 30, 2013?

A A portfolio underweight (relative to the Russell Index) in Netflix as well as having a zero weighting in Tesla Motors were significant detractors from the Fund's benchmark-relative results during the period. Both stocks delivered exceptional performance during the Fund's fiscal year; but, although we admire both companies, neither could qualify as major portfolio holdings based on our strict, valuation-sensitive stock selection process.

    The portfolio's position in biopharmaceutical company Amarin was the period's worst benchmark-relative performer for the Fund in health care. Amarin was unable to form a partnership with a larger firm to market and distribute a key company product. Without such support or an offer to acquire the financially pressed company, Amarin's prospects faded and investors fled the stock. We exited the Fund's position, but incurred a loss, though Amarin's shares did fall sharply lower after we sold them.

6 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

    In financials, the Fund's position in Walter Investment Management, a mortgage servicer, saw profitability shrink as homeowners pulled back on refinancing activity when interest rates rose. We sharply reduced the Fund's exposure to the stock.

    In information technology, the Fund's position in Akamai detracted from relative performance during the period. Akamai's services help to speed cloud content and applications around the Internet. Akamai's share price declined when Netflix opted to bring those functions in-house, but we still favor Akamai's longer-term prospects and added to the Fund's position during the period. Another subpar performer in the sector for the portfolio during the period was Rackspace Hosting, which we sold before period end. Rackspace offers hosting services for companies that choose to outsource key technology functions. The company's growth has slowed in the face of increased competition. Although the shares detracted from benchmark-relative performance during the Fund's fiscal year ended November 30, 2013, the position did benefit the Fund's performance over the entire time Rackspace was a portfolio holding.

    We also eliminated the Fund's shares of The Fresh Market, a supermarket chain emphasizing fresh and natural foods. Year-over-year comparative sales results for Fresh Market's stores have disappointed, undercutting the company's share price. Another Fund position we eliminated during the period was American Eagle Outfitters, a specialty retailer targeting teen fashions. The market for teen apparel has been sluggish, and the overseas growth we anticipated has not materialized.

Q   What is your investment outlook?

A The Fund's new fiscal year began amidst an environment of higher equity valuations than those that prevailed 12 months ago. However, given the likelihood of continued low interest rates, institutional and individual portfolios still seem over-allocated to bonds and other fixed-income securities. We believe those investment categories have little potential for satisfactory returns, and so stocks, even though pricier than a year ago, continue to be the best investment alternative, in our opinion. In addition, the macroeconomic environment appears more favorable because the headwinds we outlined earlier have pretty much abated. As business and

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 7 consumer confidence strengthens, we anticipate increased capital spending and accelerated hiring by corporate America, whose balance sheets, in general, are cash-heavy.

Note to Shareholders: Effective June 7, 2013, Pioneer Select Mid Cap Growth Fund ("the predecessor fund") reorganized with Pioneer Growth Opportunities Fund ("the reorganization"). As a result of the reorganization, Pioneer Growth Opportunities Fund was renamed Pioneer Select Mid Cap Growth Fund. The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the predecessor Pioneer Select Mid Cap Growth Fund.

Please refer to the Schedule of Investments on pages 19-27 for a full listing of Fund securities.

8 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 9

Portfolio Summary | 11/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                          89.4%
International Common Stocks                                  8.9%
Depositary Receipts for International Stocks                 1.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Discretionary                                  23.1%
Information Technology                                  18.6%
Industrials                                             16.1%
Health Care                                             14.9%
Energy                                                   8.4%
Financials                                               7.0%
Materials                                                5.8%
Consumer Staples                                         3.4%
Telecommunication Services                               1.5%
Utilities                                                1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Cabot Oil & Gas Corp.                                                  2.19%
--------------------------------------------------------------------------------
 2. Actavis plc                                                            1.89
--------------------------------------------------------------------------------
 3. Lear Corp.                                                             1.80
--------------------------------------------------------------------------------
 4. Michael Kors Holdings, Ltd.                                            1.73
--------------------------------------------------------------------------------
 5. Catamaran Corp.                                                        1.41
--------------------------------------------------------------------------------
 6. Akamai Technologies, Inc.                                              1.41
--------------------------------------------------------------------------------
 7. Gulfport Energy Corp.                                                  1.35
--------------------------------------------------------------------------------
 8. CoStar Group, Inc.                                                     1.30
--------------------------------------------------------------------------------
 9. LKQ Corp.                                                              1.30
--------------------------------------------------------------------------------
10. Towers Watson & Co.                                                    1.28
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Prices and Distributions | 11/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Class                      11/30/13*                      11/30/12*
--------------------------------------------------------------------------------
               A                         $37.55                         $31.75
--------------------------------------------------------------------------------
               C                         $31.23                         $27.15
--------------------------------------------------------------------------------
               Y                         $39.32                         $32.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Class                      11/30/13*                      6/7/13*
--------------------------------------------------------------------------------
              B*                         $30.34                         $28.14
--------------------------------------------------------------------------------
              R*                         $37.05                         $33.86
--------------------------------------------------------------------------------

Distributions per Share: 12/1/12-11/30/13*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment            Short-Term              Long-Term
      Class             Income             Capital Gains           Capital Gains
--------------------------------------------------------------------------------
        A               $  --                 $0.3433                 $4.8222
--------------------------------------------------------------------------------
        B               $  --                 $    --                 $1.7556
--------------------------------------------------------------------------------
        C               $  --                 $0.3213                 $4.6250
--------------------------------------------------------------------------------
        R               $  --                 $    --                 $1.7556
--------------------------------------------------------------------------------
        Y               $  --                 $0.3464                 $4.8496
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

* The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor (fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares or Class R shares. Accordingly, no financial information is presented for Class B shares or Class R shares for periods prior to June 7, 2013. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 11

Performance Update | 11/30/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                   Net Asset     Public Offering
Period             Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years            9.75%         9.09%
5 Years            22.24         20.79
1 Year             36.96         29.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013 as revised June 10, 2013)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Select Mid Cap Growth Fund     Russell Midcap Growth Index
11/30/2003        $ 9,425                                $10,000
11/30/2004        $10,079                                $10,426
11/30/2005        $11,985                                $11,149
11/30/2006        $13,216                                $12,330
11/30/2007        $15,029                                $12,121
11/30/2008        $ 8,748                                $ 6,413
11/30/2009        $12,725                                $ 8,686
11/30/2010        $15,388                                $11,026
11/30/2011        $16,278                                $11,000
11/30/2012        $17,435                                $12,589
11/30/2013        $23,878                                $18,942

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

12 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Performance Update | 11/30/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
10 Years           8.89%         8.89%
5 Years           21.25         21.25
1 Year            35.52         31.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013, as revised June 10, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                   2.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Select Mid Cap Growth Fund      Russell Midcap Growth Index
11/30/2003        $10,000                                 $10,000
11/30/2004        $10,618                                 $10,426
11/30/2005        $12,533                                 $11,149
11/30/2006        $13,717                                 $12,330
11/30/2007        $15,483                                 $12,121
11/30/2008        $ 8,945                                 $ 6,413
11/30/2009        $12,914                                 $ 8,686
11/30/2010        $15,499                                 $11,026
11/30/2011        $16,275                                 $11,000
11/30/2012        $17,301                                 $12,589
11/30/2013        $23,446                                 $18,942

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The prede-cessor fund did not offer Class B shares. Accordingly, the performance of Class B shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class B shares, but not other differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance shown for Class B shares of the Fund for periods prior to May 15, 2009, is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and the higher distribution and service fees of Class B shares of the Fund (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 13

Performance Update | 11/30/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                   If            If
Period             Held          Redeemed
--------------------------------------------------------------------------------
10 Years            8.96%         8.96%
5 Years            21.15         21.15
1 Year             35.76         35.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013, as revised June 10, 2013)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                    2.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Select Mid Cap Growth Fund      Russell Midcap Growth Index
11/30/2003         $10,000                                 $10,000
11/30/2004         $10,621                                 $10,426
11/30/2005         $12,590                                 $11,149
11/30/2006         $13,819                                 $12,330
11/30/2007         $15,681                                 $12,121
11/30/2008         $ 9,037                                 $ 6,413
11/30/2009         $13,051                                 $ 8,686
11/30/2010         $15,634                                 $11,026
11/30/2011         $16,384                                 $11,000
11/30/2012         $17,375                                 $12,589
11/30/2013         $23,588                                 $18,942

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class C shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

14 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Performance Update | 11/30/13                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years           9.21%        9.21%
5 Years           21.64        21.64
1 Year            36.34        36.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013, as revised  June 10, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                   1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Select Mid Cap Growth Fund      Russell Midcap Growth Index
11/30/2003         $10,000                                 $10,000
11/30/2004         $10,644                                 $10,426
11/30/2005         $12,595                                 $11,149
11/30/2006         $13,819                                 $12,330
11/30/2007         $15,637                                 $12,121
11/30/2008         $ 9,057                                 $ 6,413
11/30/2009         $13,108                                 $ 8,686
11/30/2010         $15,772                                 $11,026
11/30/2011         $16,602                                 $11,000
11/30/2012         $17,693                                 $12,589
11/30/2013         $24,123                                 $18,942

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The prede-cessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance shown for Class R shares of the Fund for periods prior to May 15, 2009, is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and the higher distribution and service fees of Class R shares of the Fund (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 15

Performance Update | 11/30/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(6/23/2004)       10.20%        10.20%
5 Years           22.74         22.74
1 Year            37.40         37.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013, as revised June 10, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                   0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Select Mid Cap Growth Fund      Russell Midcap Growth Index
6/30/2004          $ 5,000,000                             $5,000,000
11/30/2004         $ 5,110,906                             $5,071,178
11/30/2005         $ 6,086,709                             $5,422,693
11/30/2006         $ 6,727,271                             $5,997,151
11/30/2007         $ 7,660,445                             $5,895,489
11/30/2008         $ 4,471,893                             $3,119,465
11/30/2009         $ 6,532,479                             $4,225,020
11/30/2010         $ 7,933,622                             $5,363,171
11/30/2011         $ 8,425,414                             $5,350,341
11/30/2012         $ 9,065,671                             $6,123,343
11/30/2013         $12,455,564                             $9,213,694

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class Y shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

16 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2013 through November 30, 2013.

----------------------------------------------------------------------------------------------
Share Class                   A             B             C              R              Y
----------------------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00     $1,000.00      $1,000.00      $1,000.00
Value on 6/1/13**
----------------------------------------------------------------------------------------------
Ending Account            $1,148.13     $1,140.80     $1,142.86      $1,146.20      $1,149.50
Value (after expenses)
on 11/30/13
----------------------------------------------------------------------------------------------
Expenses Paid             $    6.03     $   13.39     $   10.58      $    7.91      $    4.10
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 2.58%, 1.97% 1.52% and 0.76% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 and 177/365 for Class B and Class R (to reflect the partial year period).

** The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares or Class R shares. Accordingly, no financial information is presented for Class B share or Class R shares for periods prior to June 7, 2013.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2013 through November 30, 2013.

------------------------------------------------------------------------------------------
Share Class                   A              B            C            R            Y
------------------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 6/1/13**
------------------------------------------------------------------------------------------
Ending Account            $1,019.45      $1,011.74    $1,015.19    $1,016.88    $1,021.26
Value (after expenses)
on 11/30/13
------------------------------------------------------------------------------------------
Expenses Paid             $    5.67      $   12.58    $    9.95    $    7.43    $    3.85
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 2.58%, 1.97% 1.52% and 0.76% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 and 177/365 for Class B and Class R (to reflect the partial year period).

** The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares or Class R shares. Accordingly, no financial information is presented for Class B share or Class R shares for periods prior to June 7, 2013.

18 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Schedule of Investments | 11/30/13

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               COMMON STOCKS -- 100.8%
               ENERGY -- 8.5%
               Oil & Gas Equipment & Services -- 0.3%
     144,487   Basic Energy Services, Inc.*                           $    2,050,271
      72,469   Frank's International NV*                                   1,734,183
                                                                      --------------
                                                                      $    3,784,454
------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 6.0%
     202,037   Bill Barrett Corp.*                                    $    5,432,775
     737,507   Cabot Oil & Gas Corp.                                      25,407,120
      97,807   Cobalt International Energy, Inc.*                          2,174,250
      75,622   EQT Corp.                                                   6,436,188
     248,417   Goodrich Petroleum Corp.*                                   4,779,543
     269,749   Gulfport Energy Corp.*                                     15,761,434
      35,852   Pioneer Natural Resources Co.                               6,372,693
      88,606   Trilogy Energy Corp.                                        2,241,763
                                                                      --------------
                                                                      $   68,605,766
------------------------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 1.7%
     138,244   Delek US Holdings, Inc.                                $    4,183,263
      84,994   Marathon Petroleum Corp.*                                   7,032,404
     137,425   PBF Energy, Inc.                                            3,964,711
      73,693   Tesoro Corp.                                                4,320,621
                                                                      --------------
                                                                      $   19,500,999
------------------------------------------------------------------------------------
               Oil & Gas Storage & Transportation -- 0.5%
      96,545   SemGroup Corp.                                         $    5,925,932
                                                                      --------------
               Total Energy                                           $   97,817,151
------------------------------------------------------------------------------------
               MATERIALS -- 5.9%
               Commodity Chemicals -- 1.4%
     125,608   Methanex Corp.                                         $    7,712,331
      73,954   Westlake Chemical Corp.                                     8,325,741
                                                                      --------------
                                                                      $   16,038,072
------------------------------------------------------------------------------------
               Industrial Gases -- 0.4%
      42,229   Airgas, Inc.                                           $    4,587,336
------------------------------------------------------------------------------------
               Specialty Chemicals -- 2.4%
     384,572   Flotek Industries, Inc.*                               $    8,052,938
      40,349   The Sherwin-Williams Co.                                    7,385,077
     132,083   WR Grace & Co.*                                            12,683,930
                                                                      --------------
                                                                      $   28,121,945
------------------------------------------------------------------------------------
               Construction Materials -- 0.8%
     110,292   Eagle Materials, Inc.                                  $    8,602,776
------------------------------------------------------------------------------------
               Paper Packaging -- 0.3%
      38,873   Rock Tenn Co.                                          $    3,670,389
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 19

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Paper Products -- 0.6%
     128,565   KapStone Paper and Packaging Corp.                     $    6,849,943
                                                                      --------------
               Total Materials                                        $   67,870,461
------------------------------------------------------------------------------------
               CAPITAL GOODS -- 5.6%
               Building Products -- 0.3%
      90,359   Fortune Brands Home & Security, Inc.                   $    3,939,652
------------------------------------------------------------------------------------
               Construction & Engineering -- 0.3%
      83,789   KBR, Inc.                                              $    2,834,582
------------------------------------------------------------------------------------
               Electrical Components & Equipment -- 0.4%
      36,293   Roper Industries, Inc.                                 $    4,707,202
------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.9%
     112,748   Terex Corp.*                                           $    4,095,007
     289,002   The Manitowoc Co., Inc.                                     5,950,551
                                                                      --------------
                                                                      $   10,045,558
------------------------------------------------------------------------------------
               Industrial Machinery -- 2.9%
      95,755   Chart Industries, Inc.*                                $    9,316,962
      57,184   Dover Corp.                                                 5,188,876
     140,537   Ingersoll-Rand Plc                                         10,037,153
     111,414   Lincoln Electric Holdings, Inc.                             7,963,873
      86,429   Mueller Water Products, Inc.                                  744,154
                                                                      --------------
                                                                      $   33,251,018
------------------------------------------------------------------------------------
               Trading Companies & Distributors -- 0.8%
      36,186   WW Grainger, Inc.                                      $    9,333,093
                                                                      --------------
               Total Capital Goods                                    $   64,111,105
------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 5.5%
               Environmental & Facilities Services -- 0.6%
      62,401   Stericycle, Inc.*                                      $    7,330,869
------------------------------------------------------------------------------------
               Diversified Support Services -- 1.5%
     120,626   Healthcare Services Group, Inc.                        $    3,496,948
     162,466   Mobile Mini, Inc.*                                          6,563,626
     103,679   United Rentals, Inc.*                                       7,125,858
                                                                      --------------
                                                                      $   17,186,432
------------------------------------------------------------------------------------
               Human Resource & Employment Services -- 2.2%
     131,969   Towers Watson & Co.                                    $   14,859,709
     172,832   WageWorks, Inc.*                                            9,903,274
                                                                      --------------
                                                                      $   24,762,983
------------------------------------------------------------------------------------
               Research & Consulting Services -- 1.2%
     101,590   The Advisory Board Co.*                                $    6,574,905
     108,629   Verisk Analytics, Inc.*                                     7,072,834
                                                                      --------------
                                                                      $   13,647,739
                                                                      --------------
               Total Commercial Services & Supplies                   $   62,928,023
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               TRANSPORTATION -- 5.2%
               Airlines -- 3.1%
      69,782   Copa Holdings SA                                       $   10,566,390
     360,035   Delta Air Lines, Inc.                                      10,433,814
     147,152   United Continental Holdings, Inc.*                          5,775,716
     369,851   US Airways Group, Inc.*                                     8,684,101
                                                                      --------------
                                                                      $   35,460,021
------------------------------------------------------------------------------------
               Marine -- 0.7%
     696,283   Diana Shipping, Inc.*                                  $    7,972,440
------------------------------------------------------------------------------------
               Railroads -- 1.4%
      52,396   Genesee & Wyoming, Inc.*                               $    5,040,495
      97,251   Kansas City Southern                                       11,769,316
                                                                      --------------
                                                                      $   16,809,811
                                                                      --------------
               Total Transportation                                   $   60,242,272
------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 2.7%
               Auto Parts & Equipment -- 1.8%
     251,765   Lear Corp.                                             $   20,873,836
------------------------------------------------------------------------------------
               Motorcycle Manufacturers -- 0.9%
     144,584   Harley-Davidson, Inc.                                  $    9,690,020
                                                                      --------------
               Total Automobiles & Components                         $   30,563,856
------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 5.2%
               Consumer Electronics -- 0.8%
     188,417   Garmin, Ltd.*                                          $    9,149,530
------------------------------------------------------------------------------------
               Home Furnishings -- 0.7%
      55,610   Mohawk Industries, Inc.*                               $    7,786,512
------------------------------------------------------------------------------------
               Apparel, Accessories & Luxury Goods -- 3.7%
      56,889   Carter's, Inc.                                         $    4,020,346
     117,632   G-III Apparel Group, Ltd.*                                  7,087,328
     169,387   Hanesbrands, Inc.                                          11,874,029
     246,943   Michael Kors Holdings, Ltd.*                               20,138,202
       8,974   Vince Holding Corp.                                           262,669
                                                                      --------------
                                                                      $   43,382,574
                                                                      --------------
               Total Consumer Durables & Apparel                      $   60,318,616
------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 4.0%
               Casinos & Gaming -- 1.7%
     167,394   Las Vegas Sands Corp.                                  $   11,998,802
     211,511   Melco Crown Entertainment, Ltd. (A.D.R.)*                   7,527,676
                                                                      --------------
                                                                      $   19,526,478
------------------------------------------------------------------------------------
               Hotels, Resorts & Cruise Lines -- 0.3%
     123,446   Norwegian Cruise Line Holdings, Ltd.*                  $    4,209,509
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 21

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Restaurants -- 1.5%
      27,952   Chipotle Mexican Grill, Inc.*                          $   14,642,935
      14,698   Panera Bread Co.*                                           2,599,929
                                                                      --------------
                                                                      $   17,242,864
------------------------------------------------------------------------------------
               Specialized Consumer Services -- 0.5%
     194,567   H&R Block, Inc.                                        $    5,426,474
                                                                      --------------
               Total Consumer Services                                $   46,405,325
------------------------------------------------------------------------------------
               MEDIA -- 1.5%
               Broadcasting -- 0.7%
      95,820   Discovery Communications, Inc.*                        $    8,362,211
------------------------------------------------------------------------------------
               Cable & Satellite -- 0.4%
      54,625   Liberty Global Plc*                                    $    4,687,371
------------------------------------------------------------------------------------
               Movies & Entertainment -- 0.4%
     143,824   Cinemark Holdings, Inc.                                $    4,744,754
                                                                      --------------
               Total Media                                            $   17,794,336
------------------------------------------------------------------------------------
               RETAILING -- 9.8%
               Distributors -- 1.3%
     457,147   LKQ Corp.*                                             $   15,154,423
------------------------------------------------------------------------------------
               Internet Retail -- 2.5%
     261,389   HomeAway, Inc.*                                        $    9,540,698
       8,539   Netflix, Inc.*                                              3,123,566
       8,983   priceline.com, Inc.*                                       10,710,700
     109,866   Shutterfly, Inc.*                                           5,188,971
                                                                      --------------
                                                                      $   28,563,935
------------------------------------------------------------------------------------
               General Merchandise Stores -- 1.4%
     103,443   Dollar General Corp.*                                  $    5,890,044
     190,381   Dollar Tree, Inc.*                                         10,594,703
                                                                      --------------
                                                                      $   16,484,747
------------------------------------------------------------------------------------
               Apparel Retail -- 1.6%
     116,533   Ross Stores, Inc.                                      $    8,910,113
     142,517   TJX Companies, Inc.                                         8,961,469
                                                                      --------------
                                                                      $   17,871,582
------------------------------------------------------------------------------------
               Home Improvement Retail -- 0.7%
     173,583   Lowe's Companies, Inc.                                 $    8,241,721
------------------------------------------------------------------------------------
               Specialty Stores -- 1.4%
      83,610   Dick's Sporting Goods, Inc.*                           $    4,725,637
     156,296   Tractor Supply Co.*                                        11,442,430
                                                                      --------------
                                                                      $   16,168,067
------------------------------------------------------------------------------------
               Automotive Retail -- 0.9%
     205,227   CarMax, Inc.*                                          $   10,333,179
                                                                      --------------
               Total Retailing                                        $  112,817,654
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 0.2%
               Food Retail -- 0.2%
      78,148   Natural Grocers by Vitamin Cottage, Inc.*              $    2,874,283
                                                                      --------------
               Total Food & Staples Retailing                         $    2,874,283
------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 2.6%
               Distillers & Vintners -- 0.3%
      53,400   Constellation Brands, Inc.*                            $    3,759,894
------------------------------------------------------------------------------------
               Soft Drinks -- 0.6%
     109,631   Monster Beverage Corp.*                                $    6,487,963
------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 1.7%
     137,415   B&G Foods, Inc.                                        $    4,758,681
     166,796   ConAgra Foods, Inc.                                         5,502,600
      68,111   Flowers Foods, Inc.                                         1,480,052
     109,888   Green Mountain Coffee Roasters, Inc.*                       7,404,253
                                                                      --------------
                                                                      $   19,145,586
                                                                      --------------
               Total Food, Beverage & Tobacco                         $   29,393,443
------------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 0.7%
               Personal Products -- 0.7%
      64,468   Nu Skin Enterprises, Inc.                              $    8,241,589
                                                                      --------------
               Total Household & Personal Products                    $    8,241,589
------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 5.2%
               Health Care Equipment -- 1.7%
     156,568   Edwards Lifesciences Corp.*                            $   10,259,901
     302,129   Masimo Corp.                                                8,649,953
                                                                      --------------
                                                                      $   18,909,854
------------------------------------------------------------------------------------
               Health Care Supplies -- 1.0%
     100,161   Align Technology, Inc.*                                $    5,472,797
     359,309   Endologix, Inc.*                                            6,420,852
                                                                      --------------
                                                                      $   11,893,649
------------------------------------------------------------------------------------
               Health Care Services -- 1.4%
     359,529   Catamaran Corp.*                                       $   16,405,308
------------------------------------------------------------------------------------
               Health Care Facilities -- 0.6%
     215,367   Brookdale Senior Living, Inc.*                         $    6,280,102
------------------------------------------------------------------------------------
               Managed Health Care -- 0.5%
      81,311   WellCare Health Plans, Inc.*                           $    6,041,407
                                                                      --------------
               Total Health Care Equipment & Services                 $   59,530,320
------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY &
               LIFE SCIENCES -- 9.9%
               Biotechnology -- 3.3%
     198,407   Alkermes Plc*                                          $    8,011,675
     118,469   Cubist Pharmaceuticals, Inc.*                               8,116,311
     452,288   Neurocrine Biosciences, Inc.*                               4,441,468

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 23

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Biotechnology -- (continued)
     324,668   NPS Pharmaceuticals, Inc.*                             $    8,574,482
     120,030   Vertex Pharmaceuticals, Inc.*                               8,332,483
                                                                      --------------
                                                                      $   37,476,419
------------------------------------------------------------------------------------
               Pharmaceuticals -- 4.8%
     134,770   Actavis plc*                                           $   21,976,944
      80,979   Jazz Pharmaceuticals Plc*                                   9,468,065
     149,544   Salix Pharmaceuticals, Ltd.*                               12,682,827
      83,260   Shire Plc (A.D.R.)                                         11,307,541
                                                                      --------------
                                                                      $   55,435,377
------------------------------------------------------------------------------------
               Life Sciences Tools & Services -- 1.8%
     100,665   Agilent Technologies, Inc.                             $    5,392,624
     165,512   Bruker Corp.*                                               3,201,002
     122,041   Charles River Laboratories International, Inc.*             6,366,879
      61,282   Illumina, Inc.*                                             6,005,636
                                                                      --------------
                                                                      $   20,966,141
                                                                      --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $  113,877,937
------------------------------------------------------------------------------------
               BANKS -- 0.7%
               Regional Banks -- 0.7%
      79,273   Signature Bank*                                        $    8,422,756
                                                                      --------------
               Total Banks                                            $    8,422,756
------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 4.9%
               Specialized Finance -- 0.7%
     207,119   The NASDAQ OMX Group, Inc.                             $    8,137,706
------------------------------------------------------------------------------------
               Consumer Finance -- 0.7%
     155,259   Discover Financial Services, Inc.                      $    8,275,305
------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 2.8%
      52,929   Affiliated Managers Group, Inc.*                       $   10,599,032
     332,771   Blackstone Group LP                                         9,510,595
     100,551   Financial Engines, Inc.                                     6,812,330
     137,567   Walter Investment Management Corp.*                         5,245,430
                                                                      --------------
                                                                      $   32,167,387
------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 0.7%
     233,855   Morgan Stanley Co.                                     $    7,319,662
                                                                      --------------
               Total Diversified Financials                           $   55,900,060
------------------------------------------------------------------------------------
               INSURANCE -- 0.5%
               Insurance Brokers -- 0.5%
      76,078   Aon Plc*                                               $    6,211,008
                                                                      --------------
               Total Insurance                                        $    6,211,008
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               REAL ESTATE -- 1.0%
               Specialized REIT -- 1.0%
     386,482   Weyerhaeuser Co.                                       $   11,644,703
                                                                      --------------
               Total Real Estate                                      $   11,644,703
------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 13.1%
               Internet Software & Services -- 5.8%
     366,036   Akamai Technologies, Inc.*                             $   16,369,130
      81,406   CoStar Group, Inc.*                                        15,161,053
     136,415   eBay, Inc.*                                                 6,891,686
      81,841   Facebook, Inc.*                                             3,847,345
      10,827   Google, Inc.*                                              11,472,181
      39,961   LinkedIn Corp.*                                             8,952,463
     102,454   Yandex NV*                                                  4,072,546
                                                                      --------------
                                                                      $   66,766,404
------------------------------------------------------------------------------------
               IT Consulting & Other Services -- 0.4%
      78,452   Gartner, Inc.*                                         $    5,071,922
------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 3.1%
      30,512   Alliance Data Systems Corp.*                           $    7,391,837
     278,256   Genpact, Ltd.*                                              4,980,782
       8,958   MasterCard, Inc.                                            6,815,336
     247,635   Vantiv, Inc.*                                               7,503,340
      91,259   WEX, Inc.*                                                  9,058,368
                                                                      --------------
                                                                      $   35,749,663
------------------------------------------------------------------------------------
               Application Software -- 2.9%
     132,810   Aspen Technology, Inc.*                                $    5,249,979
     524,562   Cadence Design Systems, Inc.*                               6,950,446
     140,648   Guidewire Software, Inc.*                                   6,713,129
     123,611   Qlik Technologies, Inc.*                                    3,100,164
     131,406   Salesforce.com, Inc.*                                       6,844,939
     108,684   SS&C Technologies Holdings, Inc.*                           4,685,367
                                                                      --------------
                                                                      $   33,544,024
------------------------------------------------------------------------------------
               Systems Software -- 0.9%
      54,707   ServiceNow, Inc.*                                      $    2,905,489
      84,300   VMware, Inc.*                                               6,797,109
                                                                      $    9,702,598
                                                                      --------------
               Total Software & Services                              $  150,834,611
------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
               Communications Equipment -- 1.1%
     109,347   F5 Networks, Inc.*                                     $    8,994,884
     171,904   Finisar Corp.*                                              3,556,694
                                                                      --------------
                                                                      $   12,551,578
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 25

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Computer Hardware -- 0.4%
      34,319   Stratasys, Ltd.*                                       $    4,041,749
------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 0.3%
      54,000   SanDisk Corp.                                          $    3,680,100
                                                                      --------------
               Total Technology Hardware & Equipment                  $   20,273,427
------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.0%
               Semiconductor Equipment -- 0.4%
     256,098   Applied Materials, Inc.                                $    4,430,495
------------------------------------------------------------------------------------
               Semiconductors -- 3.6%
      96,871   Analog Devices, Inc.                                   $    4,671,120
     120,926   Avago Technologies, Ltd.                                    5,409,020
      94,896   Cree, Inc.*                                                 5,295,197
     137,069   Mellanox Technologies, Ltd.*                                5,337,467
     128,667   Monolithic Power Systems, Inc.                              4,297,478
     271,263   Skyworks Solutions, Inc.*                                   7,212,883
     198,501   Xilinx, Inc.                                                8,819,399
                                                                      --------------
                                                                      $   41,042,564
                                                                      --------------
               Total Semiconductors & Semiconductor Equipment         $   45,473,059
------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 1.6%
               Wireless Telecommunication Services -- 1.6%
     134,859   Crown Castle International Corp.*                      $   10,010,584
      95,256   SBA Communications Corp.*                                   8,112,954
                                                                      --------------
                                                                      $   18,123,538
                                                                      --------------
               Total Telecommunication Services                       $   18,123,538
------------------------------------------------------------------------------------
               UTILITIES -- 0.7%
               Electric Utilities -- 0.2%
      20,092   ITC Holdings Corp.                                     $    1,817,924
------------------------------------------------------------------------------------
               Gas Utilities -- 0.3%
      51,280   National Fuel Gas Co.                                  $    3,460,374
------------------------------------------------------------------------------------
               Water Utilities -- 0.2%
     103,104   Aqua America, Inc.                                     $    2,481,713
                                                                      --------------
               Total Utilities                                        $    7,760,011
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $866,423,342)                                    $1,159,429,544
------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 100.8%
               (Cost $866,423,342) (a)                                $1,159,429,544
------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- (0.8)%                   $   (9,091,298)
------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $1,150,338,246
====================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At November 30, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $867,976,370 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                   which there is an excess of value over tax cost                $ 300,300,032

               Aggregate gross unrealized depreciation for all investments in
                   which there is an excess of tax cost over value                   (8,846,858)
                                                                                  -------------
               Net unrealized appreciation                                        $ 291,453,174
                                                                                  =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2013 aggregated $752,559,438 and $836,906,963, respectively. Excluded from these amounts are $30,667,614 and $26,793,471 in purchases and sales, respectively, that resulted from realigning the Fund's portfolio holdings with those of the Predecessor Fund.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of November 30, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                         Level 1            Level 2     Level 3   Total
--------------------------------------------------------------------------------
Common Stocks            $1,159,429,544     $ --        $ --      $1,159,429,544
--------------------------------------------------------------------------------
Total                    $1,159,429,544     $ --        $ --      $1,159,429,544
================================================================================

During the year ended November 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 27

Statement of Assets and Liabilities | 11/30/13

ASSETS:
  Investment in securities (cost $866,423,342)                   $1,159,429,544
  Foreign currencies, at value (cost $7,692)                              7,545
  Receivables --
     Investment securities sold                                       6,356,424
     Fund shares sold                                                   396,932
     Dividends                                                          481,193
  Other                                                                  60,943
--------------------------------------------------------------------------------
         Total assets                                            $1,166,732,581
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                             $   12,744,894
     Fund shares repurchased                                          1,270,347
  Due to custodian                                                    1,856,751
  Due to affiliates                                                     408,458
  Accrued expenses                                                      113,885
--------------------------------------------------------------------------------
        Total liabilities                                        $   16,394,335
================================================================================
NET ASSETS:
  Paid-in capital                                                $  849,250,275
  Undistributed net investment income                                   330,329
  Accumulated net realized gain on investments                        7,751,592
  Net unrealized appreciation on investments                        293,006,202
  Net unrealized depreciation on assets and liabilities
     denominated in foreign currencies                                     (152)
--------------------------------------------------------------------------------
        Total net assets                                         $1,150,338,246
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $946,725,271/25,213,185 shares)              $        37.55
  Class B (based on $9,146,482/301,504 shares)                   $        30.34
  Class C (based on $66,068,912/2,115,714 shares)                $        31.23
  Class R (based on $9,746,141/263,034 shares)                   $        37.05
  Class Y (based on $118,651,440/3,017,574 shares)               $        39.32
MAXIMUM OFFERING PRICE:
  Class A ($37.55 (divided by) 94.25%)                           $        39.84
================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Statement of Operations

For the Year Ended 11/30/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,944)  $  4,339,651
  Interest                                                     4,685
-------------------------------------------------------------------------------------
        Total investment income                                         $  4,344,336
=====================================================================================
EXPENSES:
  Management fees                                       $  4,733,804
  Transfer agent fees and expenses
     Class A                                                 735,069
     Class B                                                  30,653
     Class C                                                  45,484
     Class R                                                   1,861
     Class Y                                                   3,267
  Distribution fees
     Class A                                               1,537,719
     Class B                                                  45,248
     Class C                                                 359,876
     Class R                                                  22,086
  Shareholder communication expense                          587,104
  Administrative reimbursements                              226,019
  Custodian fees                                              27,227
  Registration fees                                           58,452
  Professional fees                                          103,839
  Printing expense                                            48,158
  Fees and expenses of nonaffiliated Trustees                 29,213
  Miscellaneous                                               37,956
-------------------------------------------------------------------------------------
     Total expenses                                                     $  8,633,035
-------------------------------------------------------------------------------------
        Net investment loss                                             $ (4,288,699)
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
     Investments                                        $128,678,626
     Other assets and liabilities denominated in
        foreign currencies                                     2,755    $128,681,381
-------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                        $110,946,077
     Other assets and liabilities denominated in
        foreign currencies                                       112    $110,946,189
-------------------------------------------------------------------------------------
  Net gain on investments                                               $239,627,570
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                  $235,338,871
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 29

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                           Year Ended       Year Ended
                                                           11/30/13         11/30/12
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                        $   (4,288,699)  $     (2,277,943)
Net realized gain on investments                              128,681,381         36,723,833
Change in net unrealized gain (loss) on investments           110,946,189         (1,536,330)
---------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  235,338,871   $     32,909,560
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($5.17* and $0.00 per share, respectively)       $  (77,659,880)  $             --
  Class B ($1.76 and $0.00 per share, respectively)              (501,362)                --
  Class C ($4.95* and $0.00 per share, respectively)           (4,990,691)                --
  Class R ($1.76 and $0.00 per share, respectively)              (435,729)                --
  Class Y ($5.20* and $0.00 per share, respectively)          (14,582,306)                --
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $  (98,169,968)  $             --
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $   61,915,865   $     49,740,808
Shares issued in reorganization                               575,347,564                 --
Reinvestment of distributions                                  89,555,900                 --
Cost of shares repurchased                                   (164,155,418)       (91,199,301)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from Fund share transactions                       $  562,663,911   $    (41,458,493)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $  699,832,814   $     (8,548,933)
NET ASSETS:
Beginning of year                                             450,505,432        459,054,365
---------------------------------------------------------------------------------------------
End of year                                                $1,150,338,246   $    450,505,432
---------------------------------------------------------------------------------------------
Undistributed net investment income                        $      330,329   $         71,932
=============================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Growth Opportunities Fund) with Pioneer Select Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Statements of Changes in Net Assets (continued)(1)

--------------------------------------------------------------------------------------------------------------------
                                             '13 Shares        '13 Amount          '12 Shares       '12 Amount
--------------------------------------------------------------------------------------------------------------------
Class A*
Shares sold                                     869,576        $ 31,042,240           620,991       $    19,718,219
Shares issued in
  reorganization                             14,033,389         480,408,023                --                    --
Reinvestment of distributions                 2,121,622          74,791,090                --                    --
Less shares repurchased                      (2,388,188)        (84,583,556)       (2,278,742)          (72,535,773)
--------------------------------------------------------------------------------------------------------------------
     Net decrease                            14,636,399        $501,657,797        (1,657,751)      $   (52,817,554)
====================================================================================================================
Class B
Shares sold                                      10,174        $    302,228                --       $            --
Shares issued in
  reorganization                                344,312           9,689,683                --                    --
Reinvestment of distributions                    16,318             493,621                --                    --
Less shares repurchased                         (69,300)         (2,072,494)               --                    --
--------------------------------------------------------------------------------------------------------------------
     Net decrease                               301,504        $  8,413,038                --       $            --
====================================================================================================================
Class C*
Shares sold                                     302,146        $  9,332,626           102,534       $     2,791,454
Shares issued in
  reorganization                              1,500,584          43,279,821                --                    --
Reinvestment of distributions                   126,461           3,770,515                --                    --
Less shares repurchased                        (283,509)         (8,546,394)         (143,833)           (4,046,284)
--------------------------------------------------------------------------------------------------------------------
     Net decrease                             1,645,682        $ 47,836,568           (41,299)      $    (1,254,830)
====================================================================================================================
Class R
Shares sold                                      50,406        $  1,834,987                --       $            --
Shares issued in
  reorganization                                254,059           8,602,193                --                    --
Reinvestment of distributions                    10,855             401,099                --                    --
Less shares repurchased                         (52,286)         (1,896,736)               --                    --
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                    263,034        $  8,941,543                --       $            --
====================================================================================================================
Class Y*
Shares sold                                     521,105        $ 19,403,784           813,309       $    27,231,135
Shares issued in
  reorganization                                934,367          33,367,844                --                    --
Reinvestment of distributions                   283,655          10,099,575                --                    --
Less shares repurchased                      (1,818,152)        (67,056,238)         (441,537)          (14,617,244)
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                    (79,025)       $ (4,185,035)          371,772       $    12,613,891
====================================================================================================================

(1) As a result of the reorganization, financial reporting for Class B and Class R commenced on June 7, 2013. See Notes to Financial Statements - Note 1.

* Historical share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Growth Opportunities Fund) with Pioneer Select Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 31

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year          Year          Year          Year
                                                             Ended        Ended         Ended         Ended         Ended
                                                             11/30/13 (a) 11/30/12 (a)  11/30/11 (a)  11/30/10 (a)  11/30/09 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  31.75     $  29.64      $  28.02      $  23.17      $ 16.03
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                        $  (0.14)    $  (0.18)     $  (0.15)     $  (0.13)     $ (0.10)
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                          11.11         2.29          1.77          4.98         7.34
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  10.97     $   2.11      $   1.62      $   4.85      $  7.24
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                             (5.17)          --            --            --        (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   5.80     $   2.11      $   1.62      $   4.85      $  7.14
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  37.55     $  31.75      $  29.64      $  28.02      $ 23.17
===================================================================================================================================
Total return*                                                   36.96%        7.11%(d)      5.79%(c)     20.92%       45.46%
Ratio of net expenses to average net assets                      1.12%        1.16%         1.15%         1.21%        1.29%
Ratio of net investment loss to average net assets              (0.56)%      (0.54)%       (0.44)%       (0.61)%      (0.39)%
Portfolio turnover rate                                           100%          86%           81%           88%          91%
Net assets, end of period (in thousands)                     $946,725     $335,702      $362,504      $387,037      $73,077
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                 1.12%        1.16%         1.15%         1.21%        1.29%
  Net investment loss                                           (0.56)%      (0.54)%       (0.44)%       (0.61)%      (0.39)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 5.61%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.02%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------
                                                                           6/7/13 (a)
                                                                           to 11/30/13
------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                          $ 28.14
------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                       $ (0.30)
  Net realized and unrealized gain on investments                                4.26
------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                         $  3.96
------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                             (1.76)
------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $  2.20
------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 30.34
==========================================================================================
Total return*                                                                   14.08%***
Ratio of net expenses to average net assets                                      2.58%**
Ratio of net investment loss to average net assets                              (2.06)%**
Portfolio turnover rate                                                           100%
Net assets, end of period (in thousands)                                      $ 9,146
Ratios with no waiver of fees and assumption of expenses by the Adviser:
  Total expenses                                                                 2.58%**
  Net investment loss                                                           (2.06)%**
==========================================================================================

(a) Financial reporting for Class B shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 33

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             11/30/13 (a) 11/30/12 (a) 11/30/11 (a) 11/30/10 (a) 11/30/09 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 27.15      $ 25.60      $ 24.43      $ 20.40      $ 14.22
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                        $ (0.24)     $ (0.44)     $ (0.38)     $ (0.31)     $ (0.27)
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                          9.27         1.99         1.55         4.34         6.54
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  9.03      $  1.55      $  1.17      $  4.03      $  6.27
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                            (4.95)          --           --           --        (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  4.08      $  1.55      $  1.17      $  4.03      $  6.18
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 31.23      $ 27.15      $ 25.60      $ 24.43      $ 20.40
===================================================================================================================================
Total return*                                                  35.76%        6.05%(d)     4.80%(c)    19.79%       44.43%
Ratio of net expenses to average net assets                     1.97%        2.16%        2.07%        2.14%        2.31%
Ratio of net investment loss to average net assets             (1.43)%      (1.54)%      (1.37)%      (1.54)%      (1.44)%
Portfolio turnover rate                                          100%          86%          81%          88%          91%
Net assets, end of period (in thousands)                     $66,069      $12,761      $13,090      $13,565      $ 5,017
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                1.97%        2.16%        2.07%        2.25%        2.31%
  Net investment loss                                          (1.43)%      (1.54)%      (1.37)%      (1.64)%      (1.44)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 4.67%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 5.97%.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

--------------------------------------------------------------------------------------------
                                                                                6/7/13 (a)
                                                                                to 11/30/13
--------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                            $ 33.86
--------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                         $ (0.17)
  Net realized and unrealized gain on investments                                  5.12
--------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                           $  4.95
--------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                               (1.76)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  3.19
--------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 37.05
============================================================================================
Total return*                                                                     14.62%***
Ratio of net expenses to average net assets                                        1.52%**
Ratio of net investment loss to average net assets                                (1.00)%**
Portfolio turnover rate                                                             100%
Net assets, end of period (in thousands)                                        $ 9,746
Ratios with no waiver of fees and assumption of expenses by the Adviser:
  Total expenses                                                                   1.52%**
  Net investment loss                                                             (1.00)%**
============================================================================================

(a) Financial reporting for Class R shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 35

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                              11/30/13 (a) 11/30/12 (a)  11/30/11 (a) 11/30/10 (a) 11/30/09 (a)(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  32.95     $  30.63      $ 28.84      $  23.75     $ 16.36
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                         $  (0.06)    $  (0.04)     $ (0.00)(c)  $  (0.04)    $ (0.02)
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                               11.63         2.36         1.79          5.13        7.51
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  11.57     $   2.32      $  1.79      $   5.09     $  7.49
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                              (5.20)          --           --            --       (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   6.37     $   2.32      $  1.79      $   5.09     $  7.39
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  39.32     $  32.95      $ 30.63      $  28.84     $ 23.75
===================================================================================================================================
Total return*                                                    37.40%        7.60%(f)     6.20%(e)     21.45%      46.08%
Ratio of net expenses to average net assets                       0.76%        0.73%        0.71%         0.74%       0.97%
Ratio of net investment loss to average net assets               (0.18)%      (0.11)%      (0.00)(d)     (0.14)%     (0.05)%
Portfolio turnover rate                                            100%          86%          81%           88%         91%
Net assets, end of period (in thousands)                      $118,651     $102,042      $83,460      $107,870     $81,580
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                  0.76%        0.73%        0.71%         0.74%       0.97%
  Net investment loss                                            (0.18)%      (0.11)%      (0.00)(d)     (0.14)%     (0.05)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(c) Rounds to less than $0.01 or $(0.01) per share.

(d) Rounds to less than 0.01%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 6.08%.

(f) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.52%.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Notes to Financial Statements | 11/30/13

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund"), a series of Pioneer Series Trust I on June 7, 2013. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the Statement of Changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with the predecessor fund. Prior to the reorganization, the Fund was named Pioneer Growth Opportunities Fund. The predecessor fund acquired the assets and stated liabilities of the Regions Morgan Keegan Select Mid Cap Growth Fund on May 15, 2009. The investment objective of the Fund is long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. The predecessor fund did not offer Class B shares or Class R shares. Accordingly, financial reporting for Class B shares and Class R shares commenced on June 7, 2013, and no financial information has been presented for Class B shares or Class R shares for prior periods. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 37 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

38 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

    At November 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2013, the Fund reclassified $5,655,507 to decrease paid-in-capital, $5,624,467 to increase accumulated undistributed net investment income and $31,040 to increase accumulated net realized gain to reflect permanent box/tax differences. These adjustments have no impact on net assets or the results of operations.

    During the year ended November 30, 2013, a capital loss carryforward of $89,075,286 was utilized to offset net realized gains by the Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 39

    The tax character of distributions paid by Pioneer Select Mid Cap Growth Fund were as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary Income                                                  $ 4,565,456
    Long-term capital gain                                           $93,604,512
    ----------------------------------------------------------------------------
        Total                                                        $98,169,968
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2013:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed long-term gain                                    $  9,634,949
    Net unrealized appreciation                                      291,453,022
    ----------------------------------------------------------------------------
        Total                                                       $301,087,971
    ============================================================================

    Due to a different tax survivor and different tax year end, the tax amounts include those related to the Fund for the tax period January 1, 2013 to November 30, 2013.

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on other holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $36,044 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net

40 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to June 7, 2013, the Fund paid an annual fee equal to 0.65% of the Fund's average daily net assets. Prior to June 7, 2013, the predecessor fund paid a management fee at an annual rate equal to 0.65% of the predecessor fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor Regions Morgan Keegan Select Mid Cap Growth Fund through May 15, 2009. For the year ended November 30, 2013, the effective management fee was equivalent to 0.61% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $90,193 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 41 statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $423,176
Class B                                                                    8,433
Class C                                                                   59,153
Class R                                                                   12,720
Class Y                                                                   83,622
--------------------------------------------------------------------------------
    Total                                                               $587,104
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $281,680 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,585 in distribution fees payable to PFD at November 30, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2013, CDSCs in the amount of $8,062 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2013, the Fund's expenses were not reduced under such arrangements.

42 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2013, the Fund had no borrowings under the credit facility.

7. Reorganization Information

On June 7, 2013 ("Closing Date"), the predecessor fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y shares of the predecessor fund received Class A, Class C and Class Y shares of the Fund, respectively, in the reorganization. The predecessor fund did not offer Class B shares or Class R shares. Financial reporting for Class B shares and Class R shares commenced on June 7, 2013. The investment portfolio of the predecessor fund, with an aggregate value of $552,334,360 and an identified cost of $442,091,974 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Growth Opportunities Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 43

The following charts show the details of the reorganization as of the Closing
Date:

----------------------------------------------------------------------------------------
                       Pioneer Growth         Pioneer Select Mid    Pioneer Select Mid
                       Opportunities Fund     Cap Growth Fund       Cap Growth Fund
                       (Pre-Reorganization)   (Pre-Reorganization)  (Pre-Reorganization)
----------------------------------------------------------------------------------------
Net Assets
 Class A                      $480,408,023           $375,031,477        $  855,439,500
 Class B                         9,689,683                     --             9,689,683
 Class C                        43,279,821             14,188,415            57,468,236
 Class R                         8,602,193                     --             8,602,193
 Class Y                        33,367,844             92,797,966           126,165,810
Total Net Assets              $575,347,564           $482,017,858        $1,057,365,422
Shares Outstanding
 Class A                        14,033,389             10,956,195*           24,989,584
 Class B                           344,312                     --               344,312
 Class C                         1,500,584                491,969*            1,992,553
 Class R                           254,059                     --               254,059
 Class Y                           934,367              2,598,660*            3,533,027

----------------------------------------------------------------------------------------
                            Pre-conversion                              Post-conversion
                                    Shares       Conversion Ratio*               Shares
----------------------------------------------------------------------------------------
Class A                         18,313,828                 0.5928            10,956,195
Class C                            769,464                 0.6394               491,969
Class Y                          4,382,522                 0.5930             2,598,660

* Share amounts have been adjusted to reflect the conversion ratios utilized to align the net asset values of the predecessor fund with those of the Fund.

-----------------------------------------------------------------------------------------
                                                                       Shares Issued In
                                                   Exchange Ratio        Reorganization**
-----------------------------------------------------------------------------------------
Class A                                                     1.000            14,033,389
Class B                                                     1.000               344,312
Class C                                                     1.000             1,500,584
Class R                                                     1.000               254,059
Class Y                                                     1.000               934,367

** Reflects shares issued by the predecessor fund, the accounting survivor as shown on the Statement of Changes.

-----------------------------------------------------------------------------------------
                                                       Unrealized           Accumulated
                                                     Appreciation           Gain (Loss)
                                                  on Closing Date       on Closing Date
-----------------------------------------------------------------------------------------
  Predecessor Fund                                   $117,287,618          $ 47,932,022
  Fund                                                110,242,386           (30,439,766)

Assuming the Reorganization had been completed on December 1, 2012, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended November 30, 2013, are as follows:

Net Investment income (loss)                                              $ (6,405,202)
Net realized and unrealized gains                                          345,088,972
---------------------------------------------------------------------------------------
Change in net assets resulting from operations                            $338,683,770
=======================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

44 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareowners of Pioneer Select Mid Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust II) as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund (one of the portfolios constituting Pioneer Series Trust II) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 24, 2014

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 45

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered

46 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2013, and in the third quintile of its Morningstar category for the three year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 47

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the second quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and

48 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 49

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 49 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held with the Fund     Length of Service       Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)            Trustee since 2006.     Chairman (2008 - present) and Chief         Director, Broadridge Financial
Chairman of the Board and       Serves until a          Executive Officer (2008 - 2012),            Solutions, Inc. (investor
Trustee                         successor trustee is    Quadriserv, Inc. (technology products       communications and securities
                                elected or earlier      for securities lending industry) (2008 -    processing provider for
                                retirement or           present); private investor (2004 -          financial services industry)
                                removal.                2008); and Senior Executive Vice            (2009 - present); Director,
                                                        President, The Bank of New York             Quadriserv, Inc. (2005 -
                                                        (financial and securities services) (1986   present); and Commissioner, New
                                                        - 2004)                                     Jersey State Civil Service
                                                                                                    Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)              Trustee since 2005.     Managing Partner, Federal City Capital      Director of Enterprise
Trustee                         Serves until a          Advisors (corporate advisory services       Community Investment, Inc.
                                successor trustee is    company) (1997 - 2004 and 2008 -            (privately-held affordable
                                elected or earlier      present); Interim Chief Executive           housing finance company) (1985 -
                                retirement or           Officer, Oxford Analytica, Inc.             2010); Director of Oxford
                                removal.                (privately held research and consulting     Analytica, Inc. (2008 -
                                                        company) (2010); Executive Vice             present); Director of The Swiss
                                                        President and Chief Financial Officer,      Helvetia Fund, Inc. (closed-end
                                                        I-trax, Inc. (publicly traded health        fund) (2010 - present); and
                                                        care services company) (2004 - 2007);       Director of New York Mortgage
                                                        and Executive Vice President and Chief      Trust (publicly traded mortgage
                                                        Financial Officer, Pedestal Inc.            REIT) (2004 - 2009, 2012 -
                                                        (internet-based mortgage trading            present)
                                                        company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)       Trustee since 2008.     William Joseph Maier Professor of           Trustee, Mellon Institutional
Trustee                         Serves until a          Political Economy, Harvard University       Funds Investment Trust and
                                successor trustee is    (1972 - present)                            Mellon Institutional Funds
                                elected or earlier                                                  Master Portfolio (oversaw 17
                                retirement or                                                       portfolios in fund complex)
                                removal.                                                            (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held with the Fund     Length of Service       Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)       Trustee since 2004.     Founding Director, Vice President and       None
Trustee                         Serves until a          Corporate Secretary, The Winthrop Group,
                                successor trustee is    Inc. (consulting firm) (1982-present);
                                elected or earlier      Desautels Faculty of Management, McGill
                                retirement or           University (1999 - present); and Manager
                                removal.                of Research Operations and
                                                        Organizational Learning, Xerox PARC,
                                                        Xerox's advance research center
                                                        (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)        Trustee since 2004.     President and Chief Executive Officer,      Director of New America High
Trustee                         Serves until a          Newbury, Piret & Company, Inc.              Income Fund, Inc. (closed-end
                                successor trustee is    (investment banking firm) (1981 -           investment company) (2004 -
                                elected or earlier      present)                                    present); and member, Board of
                                retirement or                                                       Governors, Investment Company
                                removal.                                                            Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)            Trustee since 2008.     Senior Counsel, Sullivan & Cromwell LLP     Director, The Swiss Helvetia
Trustee                         Serves until a          (law firm) (1998 - present); and Partner,   Fund, Inc. (closed-end
                                successor trustee is    Sullivan & Cromwell LLP (prior to 1998)     investment company) (1995 -
                                elected or earlier                                                  2012); and Director, Invesco,
                                retirement or                                                       Ltd. (formerly AMVESCAP, PLC)
                                removal.                                                            (investment manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held with the Fund     Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*       Trustee since 2007.    Director, CEO and President of PIM-USA       None
Trustee and Executive Vice      Serves until a         (since February 2007); Director and
President+                      successor trustee is   President of Pioneer and Pioneer
                                elected or earlier     Institutional Asset Management, Inc.
                                retirement or          (since February 2007); Executive Vice
                                removal.               President of all of the Pioneer Funds
                                                       (since March 2007); Director of PGAM
                                                       (2007 - 2010); Head of New Europe
                                                       Division, PGAM (2000 - 2005); Head of New
                                                       Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

+ Mr. Kingsbury became President and Chief Executive Officer of the Fund effective January 1, 2014.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 53

Fund Officers


------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service        Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (87)**      Since 2004. Serves at    President of all the Pioneer Funds;        None
President and Chief            the discretion of the    Non-Executive Chairman and a director of
Executive Officer of the       Board.                   Pioneer Investment Management USA Inc.
Fund***                                                 ("PIM-USA") (until November 2013); and
                                                        Chairman and a director of Pioneer;
                                                        Chairman Director of Pioneer
                                                        Institutional Asset Management, Inc.
                                                        (until November 2013); Director of
                                                        Pioneer Alternative Investment
                                                        Management Limited (Dublin) (until
                                                        October 2011); President and a director
                                                        of Pioneer Alternative Investment
                                                        Management (Bermuda) Limited and
                                                        affiliated funds (until November 2013);
                                                        Deputy Chairman and a director of
                                                        Pioneer Global Asset Management S.p.A.
                                                        ("PGAM") (until April 2010); Director of
                                                        Nano-C, Inc. (since 2003); Director of
                                                        Cole Management Inc. (2004 - 2011);
                                                        Director of Fiduciary Counseling, Inc.
                                                        (until December 2011); Trustee of all of
                                                        the Pioneer Funds (until November 2013);
                                                        and Retired Partner, Wilmer Cutler
                                                        Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)     Since 2004. Serves at    Vice President and Associate General       None
Secretary                      the discretion of the    Counsel of Pioneer since January 2008
                               Board.                   and Secretary of all of the Pioneer
                                                        Funds since June 2010; Assistant
                                                        Secretary of the Pioneer Funds from
                                                        September 2003 to May 2010; and Vice
                                                        President and Senior Counsel of Pioneer
                                                        from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2010. Serves at    Fund Governance Director of Pioneer        None
Assistant Secretary            the discretion of the    since December 2006 and Assistant
                               Board.                   Secretary of all the Pioneer Funds since
                                                        June 2010; Manager - Fund Governance of
                                                        Pioneer from December 2003 to November
                                                        2006; and Senior Paralegal of Pioneer
                                                        from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at    Counsel of Pioneer since June 2007 and     None
Assistant Secretary            the discretion of the    Assistant Secretary of all the Pioneer
                               Board.                   Funds since June 2010; and Vice
                                                        President and Counsel at State Street
                                                        Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2008. Serves at    Vice President - Fund Treasury of          None
Treasurer and Chief            the discretion of the    Pioneer; Treasurer of all of the Pioneer
Financial and Accounting       Board.                   Funds since March 2008; Deputy Treasurer
Officer of the Fund                                     of Pioneer from March 2004 to February
                                                        2008; and Assistant Treasurer of all of
                                                        the Pioneer Funds from March 2004 to
                                                        February 2008
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Fund effective January 1, 2014.

54 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                           Other Directorships
Position Held with the Fund    Length of Service       Principal Occupation                                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 2004. Serves at   Assistant Vice President - Fund Treasury of          None
Assistant Treasurer            the discretion of the   Pioneer; and Assistant Treasurer of all of the
                               Board.                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2004. Serves at   Fund Accounting Manager - Fund Treasury of           None
Assistant Treasurer            the discretion of the   Pioneer; and Assistant Treasurer of all of the
                               Board.                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2009. Serves at   Fund Administration Manager - Fund Treasury of       None
Assistant Treasurer            the discretion of the   Pioneer since November 2008; Assistant Treasurer
                               Board.                  of all of the Pioneer Funds since January 2009;
                                                       and Client Service Manager - Institutional
                                                       Investor Services at State Street Bank from March
                                                       2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)           Since 2010. Serves at   Chief Compliance Officer of Pioneer and of all the   None
Chief Compliance Officer       the discretion of the   Pioneer Funds since March 2010; Director of
                               Board.                  Adviser and Portfolio Compliance at Pioneer since
                                                       October 2005; and Senior Compliance Officer for
                                                       Columbia Management Advisers, Inc. from October
                                                       2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2006. Serves at   Director--Transfer Agency Compliance of Pioneer       None
Anti-Money Laundering          the discretion of the   and Anti-Money Laundering Officer of all the
Officer                        Board.                  Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 55

                           This page for your notes.

56 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

                           This page for your notes.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 57

                           This page for your notes.

58 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

                           This page for your notes.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13 59

                         This page for your notes.

60 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 23474-04-0114

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust II:
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $32,209 in 2013 and approximately $35,127 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust II:
Audit-Related Fees
There were no fees for audit-related or other services provided to the Funds during the fiscal years ended
November 30, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust II:
Fees for tax compliance services, primarily for tax returns, totaled $8,131 in 2013 and $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust II:
Other Fees
There were no fees for audit-related or other services provided to the Funds during the fiscal years ended
November 30, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date January 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date January 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2014

* Print the name and title of each signing officer under his or her signature.